1 fcx.com FCX Conference Call 1st Quarter 2024 Results April 23, 2024

2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s construction and completion of additional domestic smelting and refining capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT Freeport Indonesia’s (PT-FI) IUPK beyond 2041; export licenses; export duties; export volumes; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business and s takeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to iden tify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; PT-FI’s ability to continue to export and sell copper concentrates and anode slimes; changes in export duties, including results of proceedings to dispute export duties; completion of additional domestic smelting and refining capacity in Indonesia; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; discussions relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 1Q24 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 33. For forward-looking non-GAAP measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. Cautionary Statement

3 • Accelerate the Future, Responsibly • Leading responsible metals producer • 23rd year of reporting on sustainability progress • Copper Mark maintained at all sites globally 2023 Annual Report - “The Value of Copper” • Premier global leader in copper industry • Large-scale, long-lived reserves • Attractive portfolio of organic growth opportunities • Strongly positioned with favorable market outlook • Focused on delivering long-term value to all stakeholders 2023 Annual Report Highlights 2023 Sustainability Report Highlights

4 2024 Focus Areas • Continue strong execution of plans globally • Maintain ongoing cost and capital discipline • Build additional scale in leach innovation initiatives • Enhance productivity and asset efficiency in U.S. • Complete Indonesia smelter projects & successful ramp-up • Secure long-term mining rights in Indonesia • Advance organic growth options

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

1Q Highlights

- Strong operating performance
  - Copper sales 33% above 1Q23; 11% above guidance
  - Gold sales more than double 1Q23; in line with guidance
  - Unit net cash cost 25¢/lb below 1Q23; 4¢/lb below guidance
- Strong Adjusted EBITDA and Cash Flow generation
- Advanced important initiatives
  - Indonesian smelter construction nearing completion
  - Innovative copper leach initiatives advancing for further growth
  - Enhancing organic growth optionality
- Solid balance sheet and financial position
- Copper market fundamentals increasingly positive
- **Gold prices up 12% YTD; Grasberg is one of the world's** largest gold mines

Key Stats	Actual	January Estimate
Copper Sales (mm lbs)	1,108	1,000
Gold Sales (k ozs)	568	575
Unit Net Cash Costs ($/lb)	$1.51	$1.55

Copper Realization	Gold Realization
$3.94/lb	$2,145/oz

1Q24 Cash Flows
($ bns)


$2.5 (1)
Adjusted EBITDA
$1.9 (2)
Operating Cash Flow
$0.8 (3)
CAPEX, excl. Smelter

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 33.*
(2) Net of working capital and other uses of $0.1 bn.
(3) Includes $0.4 bn for major projects and excludes $0.5 bn for the Indonesia smelter projects.
NOTE: Refer to non-GAAP disclosure on slide 2.

5

6 Copper – Metal of Electrification Over 65% of the world’s copper is used in applications that deliver electricity* Copper’s physical attributes, including superior electrical conductivity, make it difficult to replace. Infrastructure • Backbone of construction and urbanization • Possesses best electrical and thermal heat conductivity of any industrial metal Technology • Demand expected to benefit from advances in AI, communications and expanding connectivity Decarbonization • Critical to energy efficiency • High intensity use in clean energy applications, including solar and renewables Transportation • Essential material component of electric vehicles and hybrids • Used in electric motors, batteries, inverters, wiring and charging stations * Source: internationalcopper.org

7 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Copper Market Commentary Copper Price Source: Bloomberg as of 4/22/24 $/lb Price Response in Mid-2000s to Accelerating Demand January 2004 – May 2006 12-mos +40% 24-mos +95% 29-mos +274% Early Stage of a new era for copper October 2023 – April 2024 +19% • Secular trends - Decarbonization - Electrification - Technology • Global economy improving • Supply limitations • Fundamentals point to near- term and long-term deficits Copper Price Historical Comparison Year 0 Year 1 Year 2

THE VALUE OF COPPER

1Q 2024 Operations Update

FREEPORT
FOREMOST IN COPPER

North America

Cu Sales: 331 mm lbs
Unit Net Cash Costs: $2.98/lb

- Ongoing efforts to mitigate lower ore grades
- Driving asset efficiency, productivity initiatives and cost controls
- Leaching sustained at ~200 mm lbs / annum run rate; focused on scaling higher
  - Morenci has recovered 170 mm lbs (120 mm lbs on 72% basis) of incremental copper since 1Q22

South America

Cu Sales: 284 mm lbs
Unit Net Cash Costs: $2.60/lb

Cerro Verde

- Mill rate averaged ~397k t/d
- Challenging ore types being addressed
- Significant impact on molybdenum recoveries in 1Q24
- Finalized new 4-year labor agreement

Indonesia

Cu Sales: 493 mm lbs
Au Sales: 564 k ozs
Unit Net Cash Credits: 12¢/lb

- Mill rate averaged 220k t/d
- Grasberg Block Cave mining rate: 152k t/d in March (original rate of 130k t/d)
- High-grade Big Gossan deposit performing well
- Finalized new 2-year labor agreement

NOTE: Refer to non-GAAP disclosure on slide 2.



8

9 (1) Spending shared 51% MIND ID/49% FCX. For the remainder of 2024, Manyar smelter project is expected to be funded with availability under PT-FI’s revolving credit facility. Capital spending on the Manyar smelter is being debt financed and is not being deducted from cash available for returns to FCX shareholders. Estimates exclude capitalized interest and $0.3 bn in owner’s costs and commissioning during 2024e. e = estimate. Indonesia Downstream Processing Activities Manyar Smelter Construction Nearing Completion • PT-FI to become fully integrated metals producer • Upcoming Milestones in 2024 – June – Heat to furnaces – August – Initial concentrate run – October – Initial cathode production • Construction spending on Manyar & Precious Metal Refinery (1) – $0.5 billion remaining to be spent 2Q24e – 4Q24e – $0.3 billion in 2025e Anode Furnaces Flash Converting Furnace

10 Future Growth Embedded in Existing Asset Base Provides Increased Leverage to Copper Prices • Pursuing opportunities to apply recent operational enhancements at a larger scale • Potential for significant increases in recoverable metal beyond the current run rate • Opportunity to construct new concentrating facilities to increase copper production by 200- 250 mm lbs/year • Progressing conversion of the existing haul truck fleet to autonomous • Long-term mine development activities are ongoing • Benefits from substantial shared infrastructure 10 • Significant sulfide potential: 50bn lbs • Completing metallurgical testing and mine development planning • Pre-feasibility studies are expected to be completed in late 2025 • Large sulfide resource supports a major expansion opportunity • Planning for a potential submission of an EIS by year-end 2025 • Ongoing stakeholder engagement and economic evaluations New Leach Technologies Americas Bagdad Expansion Arizona Kucing Liar Grasberg District Indonesia El Abra Expansion Chile Lone Star Expansions Arizona

11 Americas Leach Innovation Initiatives Low Cost, High Value South America 16% Other North America 34% Morenci 50% Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 14 22 29 46 47 51 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Continuing to Add Leach Volumes (mm lbs) Long-term Production Target ✓

THE VALUE OF COPPER

Brownfield Growth Pipeline

FREEPORT
FOREMOST IN COPPER

FCX Copper Reserves (1)	104 bn lbs
Americas Percentage	72%

FCX Copper Resources (2)	211 bn lbs
Americas Percentage	77%

Americas' Identified Projects: ~1.7 bn lbs of Estimated Incremental Annual Copper Production

By Project


El Abra
39%
Leaching & Asset Efficiencies
48%
Bagdad
13%

Timeline For Additions


2-3 Years
24%
7-8 Years
39%
3-5 Years
37%

Significant additional potential from Safford/Lone Star District longer term

Indonesia Development in Progress

Kucing Liar Ramp-up expected in 2029


560
520
Cu
mm lbs
Au
000 ozs

Avg. Annual Production Rates

Extension of Grasberg operating rights beyond 2041 would open significant development potential:
48 bn lbs & 58 mm ozs of contained metal in mineral resource(2)

(1) As of 12/31/23. Copper reserves (recoverable metal) based on long-term average price of $3.00/lb.

(2) Copper resources (contained metal) based on long-term average price of $3.50/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.

Refer to mineral reserve and resource estimates disclosure on slide 2.

12

13 Annual Sales Profile NOTE: Consolidated copper sales include 1.34 bn lbs in 2023, 1.42 bn lbs in 2024e, 1.36 bn lbs in 2025e and 1.44 bn lbs in 2026e for noncontrolling interests; excludes purchased copper. Estimates assume deferrals of ~90 mm lbs of copper in 2024 related to PT-FI’s Manyar smelter, which is expected to be commissioned later in 2024. 0.0 1.0 2.0 3.0 4.0 5.0 2023 2024e 2025e 2026e 4.1 4.15 4.2 4.3 0 1 2 2023 2024e 2025e 2026e 1.7 1.5 1.5 0 25 50 75 100 2023 2024e 2025e 2026e 81 84 90 90 e = estimate. NOTE: Consolidated gold sales include 808k ozs in 2023, 1.0 mm ozs in 2024e, 770k ozs in 2025e and 770k ozs in 2026e for noncontrolling interests. Estimates assume deferrals of ~120 k ozs of gold in 2024 related to PT-FI’s Manyar smelter and PMR, which is expected to be commissioned later in 2024. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) April 2024 Estimate 2.0

14 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 962 Chilean peso, 15,500 Indonesian rupiah, $0.66 Australian dollar, $1.09 Euro, 3.65 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’25e/’26e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’25e/’26e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $340 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 50 Currencies (1) +/-10% $160 Diesel +/-10% $ 70 Copper +/-$0.10/lb $430 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 75 Currencies(1) +/-10% $230 Diesel +/-10% $100 Assuming $2,300/oz gold, $20/lb molybdenum

15 2023 2024e 2025e Consolidated Capital Expenditures Major Projects (1) See slide 9 for 2024e; Indonesia smelter projects for the remainder of 2024e and 2025e are expected to be funded with availability under PT-FI’s revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and initial spending on new gas-fired combined cycle facility ($0.9 bn in 2024e and $0.9 bn in 2025e). For details of discretionary spending see slide 28. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 16) calculation for purposes of the performance-based payout framework. e= estimate. ($ in bns) $1.7(2) $1.2(2) $1.3 $3.1 $1.5 $1.1(2) Planned Discretionary Planned Discretionary $1.3 $0.6 $3.9 Other Other Excluding Indonesia Smelter Projects CAPEX (1) $1.3 $1.1(2) Planned Discretionary $1.2 $3.6 Other

THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

Maintaining Strong Balance Sheet

- Strong credit metrics: Net Debt/ Adjusted EBITDA less than 1x
- Fitch upgraded credit rating to BBB in March 2024
- Net debt, excluding smelter, below $3-4 bn target (2)


$3.4
Net Debt,(2) excluding smelter projects
$ in bns
$0.3
6/30/2021
3/31/2024 (2)

Providing Cash Returns to Shareholders

$4.0 bn Distributed Since 6/30/21


Base Dividend
30%
Variable Dividend
24%
Share Repurchases(3)
46%

Advancing Organic Growth Opportunities

- Positioned for future growth
- Organic project pipeline
  - Leach innovation initiatives
  - Kucing Liar
  - Bagdad 2X
  - El Abra expansion
  - Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds, which totaled $0.9 bn at 3/31/24. Net debt also excludes $3.0 bn of debt associated with the Indonesia smelter projects.
(3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program since November 2021.
Refer to non-GAAP disclosure on slide 2.

16

17 Executing Clearly Defined Strategy Focused On Copper 17 Responsible producer of scale Long-lived reserves Embedded growth options Solid balance sheet Experienced management team Cash returns to shareholders

1818 Reference Slides

19 The Copper Mark • FCX has achieved, and is committed to maintaining, the Copper Mark and Molybdenum Mark at all of its sites globally • The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Copper Mark extended its framework in 2023 to other base metals including molybdenum and now covers 33 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative's Risk Readiness Assessment • Requires third-party assurance of site performance and independent Copper Mark validation every three years • Copper Mark is governed by independent board including NGO participation and multi-stakeholder advisory council Recognition for Responsible Production 19 AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Grasberg mine (Indonesia) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark.

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

2023 ESG Highlights

Copper Mark
Maintained at all sites globally

~$185 million
Invested in our communities

Climate Strategy Progress
Transitioning from coal to LNG at Grasberg; renewable energy agreement at Cerro Verde

Global Tailings Standard
Progressed implementation at applicable tailings storage facilities in the Americas

Pledged
CEO Action for Diversity & Inclusion

Accelerating the Future, Responsibly.

99%
of our employees are from the countries where we operate

89%
Water use efficiency achieved

HRIAs[(1)]
Completed at Grasberg; initiated at Cerro Verde

42%
of our Board of Directors are women

WHC
16 of our sites certified gold by the Wildlife Habitat Council for our biodiversity programs

JUST #1 IN BASIC RESOURCES, CNBC 2024
Top 100 JUST companies in the U.S. by JUST Capital 2024 rankings

Sustainability Yearbook Member
S&P Global 2024 Sustainability Yearbook Member

100 Best Corporate Citizens 2023
100 Best Corporate Citizens by 3BL Media

World Benchmarking Alliance
Corporate Human Rights Benchmark Top 2023 Performer in Extractives

(1) HRIAs stand for Human Rights Impact Assessments. For information about our HRIA methodology, process and assessment summaries, visit the Sustainability section of fcx.com.

20

21 Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 1,108 832 Average Realization (per lb) $ 3.94 $ 4.11 Site Production & Delivery Costs (per lb) $ 2.32 $ 2.57 Unit Net Cash Costs (per lb) $ 1.51 $ 1.76 Gold Consolidated Volumes (000’s ozs) 568 270 Average Realization (per oz) $2,145 $1,949 Molybdenum Consolidated Volumes (mm lbs) 20 19 Average Realization (per lb) $20.38 $30.32 1Q24 (1) Includes disputed export duties at PT-FI of 14¢/lb for 1Q24. (2) Net of working capital and other uses of $0.1 bn for 1Q24 and $0.5 bn for 1Q23. (3) Includes $3.0 bn in senior notes issued by PT-FI. (4) Excludes $0.9 bn at 3/31/24 of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 6.3 $ 5.4 Net Income Attributable to Common Stock $ 0.5 $ 0.7 Diluted Net Income Per Share $ 0.32 $ 0.46 Operating Cash Flows $ 1.9 $ 1.1 Capital Expenditures $ 1.3 $ 1.1 Total Debt $ 9.4 $ 9.6 Consolidated Cash and Cash Equivalents $ 5.2 $ 6.9 (2) (in billions, except per share amounts) Sales Data Financial Results 1Q23 (3) (4) (1)

22 1Q 2024 Mining Operating Summary (1) Includes 3 mm lbs in 1Q24 and 6 mm lbs in 1Q23 from South America. (2) Silver sales totaled 0.8 mm ozs in 1Q24 and 1.0 mm ozs in 1Q23. (3) Silver sales totaled 2.1 mm ozs in 1Q24 and 0.9 mm ozs in 1Q23. (4) Indonesia includes 32¢/lb and consolidated 14¢/lb for PT-FI’s export duties, which continue to be discussed with the Indonesia government. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.23 $2.61 $1.53 $2.32 By-product Credits (0.38) (0.20) (2.55) (1.30) Treatment Charges 0.13 0.18 0.35 0.24 Royalties & Export Duties - 0.01 0.55 0.25 Unit Net Cash Costs / (Credits) $2.98 $2.60 $(0.12) $1.51 North South America America Indonesia Consolidated(per lb of Cu)1Q24 Unit Net Cash Costs / (Credits) North America 1920 (1) Mo mm lbs 332331 1Q24 1Q23 Cu mm lbs Indonesia (3) 198 493 266 564 South America 284 302 by Region Au 000 ozs Sales From Mines for 1Q24 1Q24 1Q23 1Q24 1Q23 1Q24 1Q231Q24 1Q23 (2) (4) (1)

23 $0 $2 $4 $6 $8 2024 2025 2026 2027 2028 2029 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $5.9 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes/Other 6.4 PT-FI Senior Notes 3.0 Total Debt $ 9.4 Cons. Cash, Cash Eq. & Deposits(1) $ 6.1 Net Debt (2) $ 3.3 Net Debt/Adjusted EBITDA(3) 0.4x $ - at 3/31/24Total Debt & Cash $ - $1.4 (1) Includes $0.9 bn of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $3.0 bn of debt associated with the Indonesia smelter projects. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $5.2 bn in consolidated cash and cash equiv. (1) ▪ $3.0 bn in availability under FCX credit facility ▪ $1.75 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125% & 4.375% Sr. Notes $0.9 Attractive Debt Maturity Profile $0.5 5.25% Sr. Notes

THE VALUE OF COPPER

2024e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- Copper: 4.15 billion lbs
- Gold: 2.0 million ozs
- Molybdenum: 84 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2024e: $2.40/lb
  - 2Q24e: $2.52/lb
- After by-product credits[1]
  - 2024e: $1.57/lb
  - 2Q24e: $1.57/lb [2]

Operating Cash Flows [1,3]

- ~$7.4 billion[4] @ $4.25/lb copper for 2Q24e-4Q24e
- Each 10¢/lb change in copper in 2Q24e-4Q24e = $270 mm impact

Capital Expenditures

- $3.6 billion (excluding smelter projects[5])
  - $2.3 billion for major projects[6]
  - $1.3 billion for other projects

(1) Assumes average prices of $2,300/oz gold and $20/lb molybdenum for 2Q24e-4Q24e. Estimates also include assessment of PT-*FI's export duties, which continues to be discussed with* the Indonesia government. 2024e consolidated unit costs include 14¢/lb (and Indonesia unit costs 32¢/lb) for these export duties.

(2) 2Q24e consolidated unit costs include 14¢/lb (and Indonesia unit costs 32¢/lb) for assessment of PT-*FI's export duties.*

(3) Each $100/oz change in gold is estimated to have an approximate $105 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $90 mm impact.

(4) Net of $0.2 billion of working capital and other uses.

(5) Indonesia smelter projects for the remainder of 2024 are expected to be funded with availability under PT-*FI's revolving credit* facility.

(6) Major projects CAPEX includes $1.1 bn for planned projects and $1.2 bn of discretionary projects.

e = estimate. Refer to non-GAAP disclosure on slide 2.



24

25 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $2,300 oz for gold and $20/lb for molybdenum for 2Q24e-4Q24e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) Estimates include assessment of export duties at PT-FI, which continues to be discussed with the Indonesia government. 2024e consolidated unit costs include 14¢/lb (and Indonesia unit costs 32¢/lb) for export duties. 1,145 84 1,280 1,728 2.0 (2) North America IndonesiaSouth America by Region2024e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu)Site Production & Delivery (4) $3.28 $2.65 $1.58 $2.40 By-product Credits (0.41) (0.32) (2.66) (1.32) Treatment Charges 0.13 0.17 0.39 0.25 Royalties & Export Duties 0.00 0.01 0.57 0.24 Unit Net Cash Costs / (Credits) $3.00 $2.51 $(0.12) $1.57 2024e Unit Net Cash Costs / (Credits) (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. 2024e Operational Data (5) (5)

26 NOTE: Consolidated copper sales include 386 mm lbs in 1Q24, 334 mm lbs in 2Q24e, 336 mm lbs in 3Q24e and 367 mm lbs in 4Q24e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q24 2Q24e 3Q24e 4Q24e 1,108 975 1,010 1,060 0 150 300 450 600 1Q24 2Q24e 3Q24e 4Q24e 500 450 460 0 5 10 15 20 25 1Q24 2Q24e 3Q24e 4Q24e 20 21 21 22 NOTE: Consolidated gold sales include 289k ozs in 1Q24, 256k ozs in 2Q24e, 231k ozs in 3Q24e and 236k ozs in 4Q24e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2024e Quarterly Sales e = estimate. 568

27 Metal Production, 2023 – 2028e 1.7 1.8 1.6 1.7 1.7 1.6 2.0 2.0 1.6 1.5 1.5 1.3 2023 2024e 2025e 2026e 2027e 2028e Cu bn lbs Au mm ozs Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs 2024e – 2028e Copper Total: 7.9 million ozs gold Annual Average: ~1.6 million ozs 2024e – 2028e Gold PT-FI Mine Plan NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, and other factors. FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer production in inventory until final sale upon commissioning of its Manyar smelter (expected later in 2024). This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate.

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

Discretionary Capital Projects*

Kucing Liar

- Commenced 10-year mine development in 2022
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$385 mm in 2024e)
- 7 bn lbs copper & 6 mm ozs gold
  - ~ 560 mm lbs & 520K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit (2H24e target date)
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$530 mm (~$215 mm in 2024e)

Grasberg Transition to LNG

- Advancing plans to transition existing energy source from coal to liquefied natural gas (LNG)
- CAPEX of ~$95 mm in 2024e (see slide 32)

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$65 mm in 2024e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum
  - +50 mm lbs/yr of incremental production

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023 (see slide 29)
- Expanding tailings infrastructure: ~$210 mm in 2024e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$345 mm (~$190 mm in 2024e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 16) for purposes of the performance-based payout framework.

NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

Bagdad 2X Expansion Update


BAGDAD
2X
BAGDAD

- Operation located in northwest Arizona
- Reserve life exceeds 80 years
- Converting existing manned haul truck fleet to 100% autonomous
- Completed technical studies in late 2023 to double concentrator capacity
  - Expected to expand concentrator capacity by ~90-105k t/d
  - Project capital approximates $3.5 billion
  - Economics indicate $3.50 - $4.00/lb incentive copper price
  - Expected to add incremental production of 200 to 250 mm lbs/yr of copper & ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3-4 years
- Investment decision pending copper market conditions, labor availability
- Advancing activities for expanded tailings infrastructure to enhance project optionality

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30 Autonomous Haulage at Bagdad • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – ~30 trucks – CAPEX ~$65 mm – Target completion 3Q25 • Reduces human exposure to active mining areas • Potential for efficiency gains / productivity improvements • Further upside value with improved analytics • Emissions reduction expected from reduced idle time and improved efficiency • Initiative helps alleviate hiring needs and housing challenges • Project will position us to capitalize on future technological advancements in electrification

THE VALUE OF COPPER

FREEPORT
FOREMOST IN COPPER

History of Strong Project Execution

Notable Projects Completed by FCX Team


Grasberg Block Cave – State-of-the-Art Fully Autonomous Underground Rail System


El Abra Sulfolix Development

Indonesia / Grasberg District
- Infrastructure Development in Remote Location
- Grasberg Open Pit
- IOZ & DOZ Block Caves
- Multiple Mill Expansions
- Grasberg Block Cave & DMLZ Underground

United States
- Safford SX/EW
- Morenci Mill Expansion
- Climax Mine
- Lone Star

Chile
- El Abra Sulfolix Development

Peru
- Cerro Verde Major Mill Expansion

Africa / DRC (sold in 2016)
- Tenke Fungurume Initial Development
- Subsequent Expansions


Grasberg Mill Complex


Morenci Mill Concentrator Post-Expansion


Tenke Fugurume Fully Developed

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THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

Combined Cycle Gas Turbine Power Plant at Grasberg

- Completed feasibility study to replace existing coal plant at Grasberg with 265MW gas-fired combined cycle facility
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next four years
- LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- **Expected to meaningfully reduce Grasberg's Scope 1** greenhouse gas emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)


New Camp
CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
Concentrate Facilities
PORTSITE

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33 ($ in mm) Adjusted EBITDA Reconciliation 1Q24 1Q23 Net income attributable to common stock $ 473 $ 663 Interest expense, net 89 151 Income tax provision 512 499 Depreciation, depletion and amortization 595 399 Accretion and stock-based compensation 79 85 Other net charges (1) 188 80 Other income, net (129) (88) Net income attributable to noncontrolling interests 689 386 Equity in affiliated companies’ net earnings - (10) Adjusted EBITDA (2) $2,496 $2,165 (1) The 1Q24 period primarily includes charges associated with assumed oil and gas abandonment obligations resulting from bankruptcies of other companies ($109 mm), adjustments to environmental obligations ($56 mm), and molybdenum inventory write-offs and metals inventory adjustments ($31 mm). The 1Q23 period primarily includes charges associated with net adjustments to environmental obligations ($56 mm), and asset impairments and contract cancellation costs ($20 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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